UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 22, 2024

Digital World Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-40779	85-4293042
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

3109 Grand Ave, #450

Miami, FL 33133

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (305) 735-1517

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock, and one-half of one Redeemable Warrant	DWACU	The Nasdaq Stock Market LLC
Class A common stock, par value $0.0001 per share	DWAC	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	DWACW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On March 22, 2024, Digital World Acquisition Corp. (“Digital World” or the “Company”) convened a virtual special meeting of stockholders (the “Special Meeting”) to consider and vote upon certain proposals related to the Agreement and Plan of Merger, dated as of October 20, 2021 (as amended by the First Amendment to Agreement and Plan of Merger, dated May 11, 2022, the Second Amendment to Agreement and Plan of Merger, dated August 9, 2023, the Third Amendment to Agreement and Plan of Merger, dated September 29, 2023, and as it may be further amended or supplemented from time to time, the “Merger Agreement”), by and among Digital World, DWAC Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Digital World (“Merger Sub”), Trump Media & Technology Group Corp., a Delaware corporation (“TMTG”), ARC Global Investments II, LLC, a Delaware limited liability company, in the capacity as the representative of the stockholders of Digital World (which has been replaced and succeeded by RejuveTotal LLC, a New Mexico Limited Liability Company effective as of March 14, 2024), and TMTG’s General Counsel in his capacity as the representative of the stockholders of TMTG, and the transactions contemplated thereby (the “Business Combination”), as previously disclosed in Digital World’s definitive proxy statement/prospectus filed with the Securities and Exchange Commission (the “SEC”) on February 16, 2024, as supplemented by the supplements to the proxy statement/prospectus filed with the SEC (the “Proxy Statement”).

There were 37,150,856 shares of Digital World Common Stock (as defined below) outstanding, of which 29,992,831 were shares of Digital World Class A common stock, par value $0.0001 per share (“Digital World Class A Common Stock”) and of which 7,158,025 were shares of Digital World Class B common stock, par value $0.0001 per share (“Digital World Class B Common Stock” and, together with Digital World Class A Common Stock, the “Digital World Common Stock”), at the close of business on February 14, 2024, the record date for the Special Meeting. At the Special Meeting, the holders of 19,593,108 shares of Digital World Class A Common Stock, or 65.32% of the voting power of all outstanding Digital World Class A Common Stock, and 7,158,025 shares of Digital World Class B Common Stock, or 100% of the voting power of all outstanding shares of Digital World Class B Common Stock, were represented in person or by proxy, which constituted a quorum.

Set forth below are the proposals voted upon at the Special Meeting (each of which is described in the Proxy Statement) and the final voting results. Capitalized terms used herein without definition have the meanings given to such terms in the Proxy Statement.

Business Combination Proposal

The stockholders approved the proposal to approve and adopt the Merger Agreement and approve the Business Combination, including the merger of Merger Sub with and into TMTG, with TMTG continuing as the surviving corporation and as a wholly owned subsidiary of Digital World (after giving effect to the consummation of the Business Combination, “New Digital World”). The voting results were as follows:

FOR	AGAINST	ABSTAIN
26,633,233	66,010	51,890

Name Change Proposal

The stockholders approved the proposal to provide that the name of Digital World shall be changed to “Trump Media & Technology Group Corp.” The voting results were as follows:

FOR	AGAINST	ABSTAIN
26,566,723	99,982	84,428

Board Structure and Composition Proposal

The stockholders approved the proposal to provide for the structure of the board of directors (the “Board”) after the closing of the Business Combination (the “Closing”), split into three classes of as even size as practicable, Class I, II, and III, each to serve a term of three (3) years, except for the initial term, for which the

Class I directors will be up for reelection at the first annual meeting of stockholders occurring after the Closing, and for which the Class II directors will be up for reelection at the second annual meeting of stockholders occurring after the Closing, and for which the Class III directors will be up for reelection at the third annual meeting of stockholders occurring after the Closing. Directors will not be able to be removed during their term except for cause. The size of the Board shall be determined by resolution of the Board but will initially be seven (7). The voting results were as follows:

FOR	AGAINST	ABSTAIN
26,318,118	320,643	112,372

Amendment of Blank Check Provisions Proposal

The stockholders approved the proposal to remove and change certain provisions in Digital World’s the current amended and restated certificate of incorporation (the “Charter”) related to Digital World’s status as a special purpose acquisition company, including but not limited to the deletion of Article IX of the Charter in its entirety. The voting results were as follows:

FOR	AGAINST	ABSTAIN
26,504,824	86,553	159,756

The Authorized Share Charter Amendment Proposal

The stockholders approved the proposal to increase the number of authorized shares of common stock to accommodate any shares to be issued in connection with (i) the Business Combination, (ii) the conversion of securities issued in Post-IPO Financings, (iii) the exercise of any Warrants, (iv) the conversion of TMTG Convertible Notes immediately prior to the Effective Time in connection with the Closing, (v) the Equity Incentive Plan and (vi) any future issuances of shares of Digital World common stock if determined by the Board to be in the best interests of Digital World after the consummation of the Business Combination without incurring the risk, delay, and potential expense incident to obtaining stockholder approval to increase the authorized share capital. The voting results were as follows:

Holders of Digital World Class A common stock and Digital World Class B common stock voting together as a single class:

FOR	AGAINST	ABSTAIN
26,289,547	298,129	163,457

Holders of Digital World Class A common stock voting as a separate class:

FOR	AGAINST	ABSTAIN
19,131,522	298,129	163,457

Amendment and Restatement of the Digital World Charter Proposal

The stockholders approved the proposal to approve the proposed second amendment and restatement to the Digital World Charter appended to the Proxy Statement as Annex B. The voting results were as follows:

FOR	AGAINST	ABSTAIN
26,513,797	78,749	158,587

The Director Election Proposal

The stockholders approved the proposal to approve, by way of ordinary resolution, the election of seven (7) directors who will take office immediately following the Closing, to serve staggered terms on the Board until their respective successors are duly elected and qualified, subject to their earlier death, resignation or removal. The voting results were as follows:

1. Kashyap Patel be appointed as Class I director, serving until the New Digital World’s first annual meeting of stockholders to be held following the date of the Closing

FOR	WITHHOLD
26,589,997	161,136

2. W. Kyle Green be appointed as Class I director, serving until the New Digital World’s first annual meeting of stockholders to be held following the date of the Closing

FOR	WITHHOLD
26,602,503	148,630

3. Linda McMahon be appointed as Class II director, serving until the New Digital World’s second annual meeting of stockholders to be held following the date of the Closing

FOR	WITHHOLD
26,570,945	180,188

4. Donald J. Trump, Jr. be appointed as Class II director, serving until the New Digital World’s second annual meeting of stockholders to be held following the date of the Closing

FOR	WITHHOLD
26,634,766	116,367

5. Eric Swider be appointed as Class III director, serving until the New Digital World’s third annual meeting of stockholders to be held following the date of the Closing

FOR	WITHHOLD
19,897,637	6,853,496

6. Devin G. Nunes be appointed as Class III director, serving until the New Digital World’s third annual meeting of stockholders to be held following the date of the Closing

FOR	WITHHOLD
26,584,925	166,208

7. Robert Lighthizer be appointed as Class III director, serving until the New Digital World’s third annual meeting of stockholders to be held following the date of the Closing

FOR	WITHHOLD
26,581,142	169,991

The Incentive Plan Proposal

The stockholders approved the proposal to adopt the TMTG 2024 Equity Incentive Plan (the “Equity Incentive Plan”), a copy of which is attached to the Proxy Statement as Annex C. The voting results were as follows:

FOR	AGAINST	ABSTAIN
26,488,340	130,302	132,491

The Nasdaq Proposal

The stockholders approved the proposal to approve, for purposes of complying with Nasdaq Listing Rule 5635, the issuance of (a) shares of New Digital World common stock in the Business Combination pursuant to the terms of the Merger Agreement, and (b) any additional shares of New Digital World common stock to be issued pursuant to the conversion of securities issued in the Post-IPO Financings, the exercise of Post-IPO Warrants, the conversion of TMTG Convertible Notes immediately prior to the Effective Time in connection with the Closing and the Equity Incentive Plan. The voting results were as follows:

FOR	AGAINST	ABSTAIN
26,582,626	77,785	90,722

The Adjournment Proposal

As there were sufficient votes to approve the above proposals, the “Adjournment Proposal” described in the Proxy Statement was not presented to shareholders.

Item 8.01 Other Events.

Redemptions

In connection with the Special Meeting, Digital World Public Stockholders had the right to elect to redeem, upon the Closing, shares of Digital World Class A Common Stock for a per share price calculated in accordance with the Digital World Charter. As of March 20, 2024, which was the deadline for submitting redemption requests, holders of 4,939 shares of Digital World Class A Common Stock had validly elected to redeem their Digital World Class A Common Stock upon the Closing of the Business Combination.

Press Release

On March 22, 2024, Digital World issued a press release announcing the results of the Special Meeting. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated by reference herein.

Forward-Looking Statements

This 8-K may contain certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed Business Combination between the Company and TMTG. These forward-looking statements generally are identified by the words “aim,” “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result” and similar expressions, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties.

Many factors could cause actual future events to differ materially from the forward-looking statements in this 8-K, including but not limited to: (i) the risk that the Business Combination may not be completed in a timely manner, by Digital World’s Business Combination deadline or at all, which may adversely affect the price of Digital World’s securities, (ii) the failure to satisfy the conditions to the consummation of the Business Combination, (iii) the risk that certain ongoing or new disputes and disagreements with the sponsor or related to certain TMTG stockholders may be not resolved and delay or ultimately prevent the consummation of the Business Combination, (iv) the lack of a third-party fairness opinion in determining whether or not to pursue the proposed Business Combination, (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, (vi) the failure to achieve the minimum amount of cash, (vii) redemptions exceeding a maximum threshold or the failure to meet The Nasdaq Stock Market’s initial listing standards in connection with the consummation of the contemplated transactions, (viii) the effect of the announcement or pendency of the Business Combination on TMTG’s business relationships, operating results, and business generally, (ix) risks that the Business Combination disrupts current plans and operations of Digital World, (x) the outcome of any legal proceedings that may be instituted against TMTG or against Digital World related to the Merger Agreement or the Business Combination, (xi) the risk of any investigations by the SEC or other regulatory authority relating to any future financing, the Merger Agreement or the Business Combination and the impact they may have on consummating the transactions, (xii) Truth Social, TMTG’s initial product, and its ability to generate users and advertisers, (xiii) changes in domestic and global general economic conditions, (xiv) the risk that TMTG may not be able to execute its growth strategies, (xv) risks related to the future pandemics and response and geopolitical developments, (xvi) risk that TMTG may not be able to develop and maintain effective internal controls, (xvii) costs related to the Business Combination and the failure to realize anticipated benefits of the Business Combination or to realize estimated pro forma results and underlying assumptions, including with respect to estimated stockholder redemptions, (xviii) Digital World’s ability to timely comply with Nasdaq’s rules and complete the Business Combination, (xix) risks that Digital World or TMTG may elect not to proceed with the Business Combination, and (xx) those factors discussed in Digital World’s filings with the SEC, including in the Registration Statement. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that are described in the “Risk Factors” section of the Registration Statement, the Proxy Statement and any related supplements, and in Digital World’s Annual Report on Form 10-K, as amended, for the year ended December 31, 2022, as filed with the SEC on October 30, 2023 and January 9, 2024 and in other reports Digital World files with the SEC. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to Digital World (or to third parties making the forward-looking statements).

These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and while Digital World and TMTG may elect to update these forward-looking statements at some point in the future, they assume no obligation to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise. Neither Digital World nor TMTG gives any assurance that Digital World, TMTG, or the combined company, will achieve its expectations.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description of Exhibits

99.1	Press Release, dated March 22, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Digital World Acquisition Corp.

Dated: March 22, 2024

	By:	/s/ Eric Swider
	Name:	Eric Swider
	Title:	Chief Executive Officer